Exhibit 23.01


             CONSENT FOR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the use of our report on Gavella Corp. dated July 10, 2000 in this Registration Statement on Form 10-SB of Apta Holdings, Inc.




                                              HAEFELE, FLANAGAN & CO., P.C.
                                              Certified Public Accountants
                                              Maple Shade, New Jersey
                                              July 24, 2000